UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2005
LEAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11311	13-3386776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI		48034
(Address of principal executive offices)		(Zip Code)
(248) 447-1500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 3.03 Material Modification to Rights of Security Holders
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Supplemental Indenture No. 4, dated as of 12/15/2005
Supplemental Indenture No. 3, dated as of 12/15/2005
Supplemental Indenture No. 2, dated as of 12/15/2005
Supplemental Indenture No. 1, dated as of 12/15/2005

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement
Lear Corporation (“Lear”) is party to the Amended and Restated Credit and Guarantee Agreement (the “Credit Agreement”), dated as of August 11, 2005, among Lear, Lear Canada, the Foreign Subsidiary Borrowers (as defined therein), the Lenders party thereto, Bank of America, N.A., as syndication agent, Citibank, N.A., Deutsche Bank Securities Inc. and The Bank of Nova Scotia, as documentation agents, The Bank of Nova Scotia, as Canadian administrative agent, and JPMorgan Chase Bank, N.A., as general administrative agent. Pursuant to the Credit Agreement, any domestic subsidiary of Lear that, as of the end of any fiscal quarter, accounts for 5% of Consolidated Assets or Consolidated Revenues (as defined in the Credit Agreement) is required to become a Subsidiary Guarantor (as defined under the Credit Agreement) under the Credit Agreement. On December 15, 2005, Lear Corporation (Germany) Ltd. (“Lear Germany”), a direct wholly-owned domestic subsidiary of Lear, became a Subsidiary Guarantor under the Credit Agreement and now, jointly and severally with the other Subsidiary Guarantors thereunder, unconditionally and irrevocably guarantees the prompt and complete payment and performance by the Borrowers (as defined in the Credit Agreement) of their obligations thereunder. In addition, Lear and certain other subsidiaries have pledged the stock of Lear Germany and certain additional subsidiaries to secure Lear’s obligations under the Credit Agreement.
Lear is currently party to (1) the Indenture, dated as of May 15, 1999 (as supplemented, the “1999 Indenture”) among Lear, the Guarantors defined therein and The Bank of New York Trust Company, N.A. (as successor to The Bank of New York), as trustee, (2) the Indenture, dated as of March 20, 2001 (as supplemented, the “2001 Indenture”) among Lear, the Guarantors defined therein and The Bank of New York, as trustee, (3) the Indenture, dated as of February 20, 2002 (as supplemented, the “2002 Indenture”) among Lear, the Guarantors defined therein and The Bank of New York Trust Company, N.A. (as successor to The Bank of New York), as trustee, and (4) the Indenture, dated as of August 3, 2004 (the “2004 Indenture”, and together with the 1999 Indenture, the 2001 Indenture and the 2002 Indenture, the “Indentures”), among Lear, the Guarantors defined therein and The Bank of New York Trust Company, N.A. (as successor to BNY Midwest Trust Company), as trustee.
Pursuant to the Indentures, any subsidiary that becomes a Subsidiary Guarantor under the Credit Agreement must also be added as a Guarantor under the Indentures. As a result, on December 15, 2005, Lear Germany was also added as a Guarantor under each of the Indentures pursuant to, respectively, Supplemental Indenture No. 4 to the 1999 Indenture (“Supplemental Indenture No. 4”), Supplemental Indenture No. 3 to the 2001 Indenture (“Supplemental Indenture No. 3”), Supplemental Indenture No. 2 to the 2002 Indenture (“Supplemental Indenture No. 2”) and Supplemental Indenture No. 1 to the 2004 Indenture (“Supplemental Indenture No. 1”, and together with Supplemental Indenture No. 4, Supplemental Indenture No. 3 and Supplemental Indenture No. 2, the “Supplemental Indentures”). Lear Germany now, jointly and severally with the other Guarantors under each of the Indentures, unconditionally guarantees the due and punctual payment of all of Lear’s and the other Guarantors’ obligations thereunder.
The foregoing summary of the Supplemental Indentures is qualified in its entirety by reference to the Supplemental Indentures attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 and incorporated by reference herein.
Section 3 — Securities and Trading Markets
Item 3.03 Material Modification to Rights of Security Holders
The information set forth in Item 1.01 is incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

(c) Exhibits

10.1	Supplemental Indenture No. 4, dated as of December 15, 2005, among Lear Corporation, the Guarantors set forth therein and The Bank of New York Trust Company, N.A., as trustee.

10.2	Supplemental Indenture No. 3, dated as of December 15, 2005, among Lear Corporation, the Guarantors set forth therein and The Bank of New York, as trustee.

10.3	Supplemental Indenture No. 2, dated as of December 15, 2005, among Lear Corporation, the Guarantors set forth therein and The Bank of New York Trust Company, N.A., as trustee.

10.4	Supplemental Indenture No. 1, dated as of December 15, 2005, among Lear Corporation, the Guarantors set forth therein and The Bank of New York Trust Company, N.A., as trustee.

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEAR CORPORATION, a Delaware corporation
Date: December 15, 2005	By:	/s/ Daniel A. Ninivaggi
	Name:	Daniel A. Ninivaggi
	Title:	Senior Vice President, Secretary & General Counsel

EXHIBIT INDEX

Exhibit Number	Description

10.1	Supplemental Indenture No. 4, dated as of December 15, 2005, among Lear Corporation, the Guarantors set forth therein and The Bank of New York Trust Company, N.A., as trustee.

10.2	Supplemental Indenture No. 3, dated as of December 15, 2005, among Lear Corporation, the Guarantors set forth therein and The Bank of New York, as trustee.

10.3	Supplemental Indenture No. 2, dated as of December 15, 2005, among Lear Corporation, the Guarantors set forth therein and The Bank of New York Trust Company, N.A., as trustee.

10.4	Supplemental Indenture No. 1, dated as of December 15, 2005, among Lear Corporation, the Guarantors set forth therein and The Bank of New York Trust Company, N.A., as trustee.